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                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements of Affiliated Managers Group, Inc. on Form S-3 (File No. 333-71561 and File No. 333-74558) and Form S-8 (File No. 333-72967 and File
No. 333-8445) of our report dated October 31, 2001, relating to the combined financial statements of Friess Associates, Inc. and Friess Associates of Delaware, Inc. which appears in the current report on Form 8-K/A of Affiliated Managers Group, Inc.



PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2002